THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

AMENDED AND RESTATED
PROMISSORY NOTE

$50,000 September 1,
2007

FOR VALUE RECEIVED, The Guitammer Company, an Ohio corporation (the "Company"), hereby promises to pay to the order of Andrea Lerner Levenson or any subsequent registered holder of this Note (the "Lender"), the principal sum of Fifty Thousand Dollars ($50,000), together with interest thereon from the date of this Note on the unpaid principal balance. Any capitalized terms used and not otherwise defined herein shall have the meaning assigned to such term in that certain Note Purchase Agreement dated as of June 29, 2005 (as such agreement may be amended from time to time, the "Purchase Agreement").

This Note is issued, not as a refinancing or refunding of, or payment toward, but as a continuation of, the obligations of Company to Lender pursuant to that certain Promissory Note dated as of June 29, 2005 in the original principal amount of $50,000 (the "Prior Note"). Accordingly, this Note shall not be construed as a novation or extinguishment of the obligations arising under the Prior Note, but simply a replacement of the Prior Note. All interest accrued under the Prior Note prior to the date of this Note has been paid and does not constitute any part of the principal amount of the indebtedness evidenced hereby.

Interest shall accrue as set forth in the First Amendment to Note Purchase Agreement dated as of September 1, 2007.

This Note shall be repaid in sixteen (16) equal, quarterly payments of principal, plus accrued interest, beginning on September 30, 2008, and the last day of each calendar quarter thereafter until paid in full. If not paid before, all amounts due hereunder shall be due and payable no later than June 30, 2012 (the "Maturity Date").

Notwithstanding the foregoing, if one or more of the following events (each an "Event of Default") shall occur and be continuing:

(i) the Company shall fail to make any required payment of principal or interest on the Note, and such failure shall continue unremedied for a period of ten (10) days; or

(ii) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 2.7 or 2.8 of the Purchase Agreement; or

(iii) the Company shall fail to perform any covenant, condition or agreement in this Note or the Purchase Agreement (other than in the case of an Event of Default referred to in clauses (i) or (ii)), and such failure shall continue unremedied for a period of thirty (30) days; or

(iv) the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary; a receiver or custodian, as those terms are defined under the Bankruptcy Code of 1978, as amended, Title 11, U.S.C. (the "Bankruptcy Code"), of any of Company's property is appointed or exists; Company makes any assignment for the benefit of creditors; or any petition initiating any case is filed by or against the Company under the Bankruptcy Code or under any other applicable federal or state law relating to creditor rights and remedies; or

(v) Any substantial change in the control of the Company resulting from changes in management personnel without the Lenders's written consent, which such consent shall not be unreasonably withheld in the case where a qualified replacement for Mark Luden has been selected by the Company's Board of Directors; and provided that, consent of the Lenders shall not be required in the case of the voluntary retirement of Marvin Clamme or Ken McCaw or the death or permanent disability of Marvin Clamme, Ken McCaw or Mark Luden; or

(vi) The sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company pursuant to a transaction in which the Company is not a surviving entity; or

(vii) the Company shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any material indebtedness, when and as the same shall become due and payable;

thereupon: (1) in the case of an Event of Default other than the one referred to in clause (iv), the Required Lenders may declare the principal, interest and all other obligations under this Note to be immediately due and payable, whereupon such amounts shall be immediately due and payable by the Company and (2) in the case of the occurrence of an Event of Default referred to in clause (iv), the principal, interest and all other obligations under this Note shall automatically become immediately due and payable.

This Note may be prepaid in whole or in part as provided in the Purchase Agreement. The indebtedness under this Note may be secured as provided in the

Purchase Agreement.

All payments shall be made in lawful money of the United States of America at the address for notices of the Lender designated on the signature pages of the Purchase Agreement, or at such other place as the Lender may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio as applied to agreements among Ohio residents entered into and to be performed entirely within Ohio.

The Lender and the Company hereby agree that the Required Lenders may collectively amend or waive the observance of any provision of the outstanding Notes, with the consent of the Company, but without the consent of the Lender.

Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. The Lender and any subsequent holder of this Note shall receive this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other lenders under the Purchase Agreement. Upon any transfer of this Note effected pursuant to the Purchase Agreement, the transferee shall thereupon become vested with all rights, benefits and privileges of the Lender under this Note and by law provided, and the term "Lender" shall mean such subsequent transferee.

In no event shall any officer or director of the Company be personally liable for any amounts due and payable pursuant to this Note.

Company will pay to Lender all attorneys' fees and court costs incurred by Payee in connection with Lender's efforts to collect the indebtedness evidenced hereby. Any notice required or permitted by this Note shall be provided in the manner described in the Purchase Agreement. The parties hereby expressly waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other formality.

The Borrower irrevocably authorizes any attorney at law to appear before any court of record, state or federal, in the United States of America (other than any court in which utilization of this warrant of attorney would be contrary to law) after this Note becomes due, whether by lapse of time or by acceleration of maturity, to waive the issuance and service of process, to admit maturity and nonpayment of the Indebtedness evidenced by this Note, to confess judgment against the Borrower in favor of the Lender for the amount then appearing due, together with costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The Borrower agrees that the Lender's attorney may confess judgment pursuant to the foregoing warrant of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written at Columbus, Franklin County, Ohio.

<u>WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.</u>

THE GUITAMMER COMPANY

By: [signature]

Its: President